               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  June 11, 2003


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware                       1-2691              13-1502798
 (State of Incorporation)      (Commission File Number)   (IRS Employer
                                                         Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

American Airlines, Inc., a wholly owned subsidiary of AMR
Corporation, is furnishing herewith actual fuel cost, traffic and capacity results for the months of April and May 2003. American Airlines is also furnishing herewith highlights from Mr. Arpey's recent speech at the Merrill Lynch Global Transportation
Conference and an updated fleet plan for AMR.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  June 11, 2003


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AMR EAGLE EYE

                                        June 11, 2003

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, and in documents incorporated herein by reference, the words "expects", "forecasts", "anticipates" and similar expressions are intended to identify forward-looking statements. Other forward-looking statements include statements which do not relate solely to historical facts, such as, without limitation, statements which discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this report are based on information available to the Company on the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and consumption, revenue performance and cash balances, each of which is a forward-looking statement. Forward looking statements are subject to a number of factors that could cause actual results to differ materially from our forecasts, including the uncertain financial and business environment for the Company. These uncertainties include, but are not limited to, the struggling economy, high fuel prices, conflicts in the Middle East, the SARS outbreak and historically low fare levels. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission Filings, including but not limited to the Company's Form 10-K for the year ended December 31, 2002.


Monthly Update


This Eagle Eye update includes actual fuel cost, traffic and capacity
results for the months of April and May 2003.   Also included are
highlights from Mr. Arpey's recent speech at the Merrill Lynch
Global Transportation Conference in New York. As Mr. Arpey stated in that speech, our fleet in 2004 will be 21% smaller than in 2001. Therefore, I've also attached our most current fleet plan.

Please call if you have questions.


                                    Kathy Bonanno
                                    Director Investor Relations

AMR EAGLE EYE


Unit Costs

  Because of the complexity in accounting for recently announced labor, vendor and creditor cost concessions, we are deferring to providing 2Q cost guidance at this time.


Capacity, Traffic and Fuel
                                          Actual   Actual
                                            Apr     May
    AA Mainline Ops:
        Capacity yr/yr H/(L)*              (6.5%) (10.1%)
        Traffic yr/yr H/(L) *              (4.8%)  (4.8%)

        Fuel (cents/gal incl. tax)           89      81
        Fuel cost/gal yr/yr B/(W)         (16.7%)  (7.8%)
        Fuel Consumption (mil. gal.)        238     241

    American Eagle:
        Capacity yr/yr H/(L)               14.4%   15.4%
        Traffic yr/yr H/(L)                13.5%   15.6%


Note: Both AMR Consolidated and AA Mainline include TWA LLC
      operations in 2002
Note: TWA LLC became part of AA/AMR on April 10th, 2001
* Excludes CRAF and charters

Recent Events

      On June 10, 2003, Mr. Arpey, President and CEO of AMR Corporation, spoke at the Merrill Lynch Global Transportation Conference in New York, NY, as announced in the Company's 8K filing, dated June 4, 2003. His speech included the following points:

      - April yr/yr unit revenue performance outperformed the industry by more than 1.5 points
      - May unit revenue improved approximately 4.0% year-over-year (excluding CRAF and charters)
      - As of June 10, AMR estimated it had approximately $2 billion in cash
      - American Airlines has received DOT approval to expand its alliance relationship with British Airways
      - The Company will need some combination of improved revenues and additional funding in the future, most likely through a combination of financings and asset sales, to meet its liquidity needs

Note: Industry data, as reported by the Air Transport Association, includes
      Alaska, American, America West, Continental(incl. Micronesia),
      Delta, Northwest, United, and USAirways

                   AMR Fleet Summary YE2002 to YE2006*
American Airlines (includes ex-TW aircraft)

               On Hand        YOY Change                    On Hand
Aircraft Type  YE 2002  2003  2004  2005   2006  YE 2003  YE 2004 YE 2005 YE 2006
B777              43      2                  1      45       45      45      46
B767-3ER          49      9                         58       58      58      58
B767-200/200ER    29    (14)         10      4      15       15      25      29
A300              31      3                         34       34      34      34
B757             151     (2)   (9)                 149      140     140     140
B737              77                        12      77       77      77      89
MD82/83          358    (24)          2     15     334      334     336     351
F100              74    (36)  (38)                  38        0       0       0
Total Inc./(Dec.)       (62)  (47)   12     32     (62)    (109)    (97)    (65)
Total            812    750   703   715    747     750      703     715      747


Temporary Storage
               On Hand        YOY Change                    On Hand
Aircraft Type  YE 2002  2003  2004  2005  2006   YE 2003  YE 2004 YE 2005 YE 2006
B767-200/200ER    0      14         (10)   (4)      14       14       4        0
A300              3      (3)                         0        0       0        0
MD82/83           4      24          (2)  (15)      28       28      26       11
TotalInc./(Dec.)         35     0   (12)  (19)      35       35      23        4
Total             7      42    42    30    11       42       42      30       11

Total          On Hand        YOY Change                    On Hand
Aircraft Type YE 2002  2003  2004  2005  2006   YE 2003  YE 2004 YE 2005 YE 2006
Combined Fleet
 Inc/(Dec)             (27)   (47)    0    13      (27)     (74)    (74)     (61)
Combined Fleet   819   792    745   745   758      792      745     745      758

American Eagle
               On Hand        YOY Change                    On Hand
Aircraft Type  YE 2002 2003  2004  2005   2006  YE 2003  YE 2004 YE 2005 YE 2006
Saab 340          61   (30)    (6)                  31       25      25      25
ATR-42            26   (14)   (12)                  12        0       0       0
S-ATR             42           (2)                  42       40      40      40
Turboprop Totals 129   (44)   (20)   0      0       85       65      65      65

Embraer ERJ-145** 50     2     36   36      2       52       88     124     126
Embraer ERJ-135   40    (1)                         39       39      39      39
Embraer ERJ-140   43    16                          59       59      59      59
CRJ-700            8    11      6                   19       25      25      25
Total AE Fleet
 Inc./(Dec.)           (16)    22   36      2      (16)       6      42      44
Total AE Fleet   270   254    276  312    314      254      276     312     314


               On Hand        YOY Change                    On Hand
               YE 2002  2003  2004  2005  2006  YE 2003  YE 2004 YE 2005 YE 2006
AMR Total Fleet 1,089   (43)  (25)   36    15    1,046     1,021  1,057    1,072

* Summary includes firm aircraft orders and planned fleet retirements. ** Does not include EMB 145s leased-out to Trans States (6 at YE2002,
   10 at YE 2003 and thereafter)